Exhibit 99.1
OneWater Marine Inc. Provides Business Update Regarding Hurricane Helene

BUFORD, GA – September 26, 2024 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) today announced that its operations on the Gulf Coast will be directly impacted by Hurricane Helene. As a result of the hurricane's evolving trajectory, which is expected to further intensify, earlier this week the Company’s 26 Gulf Coast locations initiated preparedness procedures, as the region braces for landfall. An additional 21 locations in Alabama, Georgia, and South Carolina are expected to see significant weather and flooding over the weekend as well. As a result, September sales will be lower than anticipated and the Company now expects its full year results to come in at the bottom or slightly below previously issued guidance.

"First and foremost, our thoughts and prayers are with everyone in the path of Helene. We are closely monitoring the hurricane and are taking all necessary precautionary measures to ensure the safety of our employees, customers, and communities. Earlier this week, we put our Hurricane Disaster Plan into action and implemented safety protocols to mitigate losses and protect assets. Additionally, insurance carriers have placed moratoriums on writing new policies in certain geographies preventing customers from binding insurance on boats they are looking to purchase. While these procedures and moratoriums are temporary, our fourth quarter sales will be negatively impacted. For affected locations outside the direct path of the storm, we expect to recover these sales in the first part of fiscal year 2025,” commented Austin Singleton, Chief Executive Officer at OneWater. “In the meantime, we remain committed to executing our long-term strategy and we are focused on factors within our control to minimize disruption, resuming operations when it is deemed safe.”
About OneWater Marine Inc.
OneWater Marine Inc. is one of the largest and fastest-growing premium marine retailers in the United States. OneWater operates a total of 97 retail locations, 10 distribution centers / warehouses and multiple online marketplaces in 20 different states, several of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, finance and insurance products, parts and accessories, maintenance, repair and other services.

Cautionary Statement Concerning Forward-Looking Statements

This press release and statements made during the above referenced conference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, future operations, financial position, prospects, plans and objectives of management, growth rate and its expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management’s current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: effects of industry wide supply chain challenges including a heightened inflationary environment and our ability to maintain adequate inventory, changes in demand for our products and services, the seasonality and volatility of the boat industry, fluctuation in interest rates, adverse weather events, our acquisition and business strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of a global pandemic on the Company’s business, risks related to the ability to realize the anticipated benefits of any proposed acquisitions, including the risk that proposed acquisitions will not be integrated successfully, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater Marine’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater Marine files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com